Harbor Fund
Supplement to Prospectus and
Statement of Additional Information dated
March 1, 2004

Harbor Mid Cap Value Fund
The following replaces the first paragraph under the caption Principal Strategies and Investments on page 10 of the Prospectus:
The fund invests primarily in equity securities, principally common stocks, of mid cap companies which, in the subadvisers opinion, are out-of-favor (undervalued) in the market place at the time of purchase and have potential for appreciation. We define mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap Index provided that companies with a market capitalization of up to $15 billion are always considered mid cap companies. As of December 31, 2004, the range of the Index was $631 million to $33.8 billion, but it is expected to change frequently.

Dated:  June 10, 2005